EXHIBIT 99.1

Impact of Significant Items on Income From Continuing Operations and Net Income

Amounts in millions

	13 Weeks Ended December 31, 2005				13 Weeks Ended January 1, 2005
In millions, except per share data	Pretax Impact	Tax	Net Income	Diluted EPS Impact (1)	Pretax Impact	Tax	Net Income	Diluted EPS Impact (1)
Income from continuing operations	$239	$(46)	$193	$0.25	$354	$(45)	$309	$0.39

Net income			$438	$0.57			$326	$0.41

Significant items affecting comparability of income from continuing operations and net income:
(Charges for) income from exit activities and business dispositions
(Charges for) income from exit activities	$(46)	$15	$(31)	$(0.04)	$2	$(1)	$1	$—
(Charges for) income from business disposition activities	(12)	5	(7)	(0.01)	8	(2)	6	0.01

Subtotal	(58)	20	(38)	(0.05)	10	(3)	7	0.01

(Charges) income to cost of sales and SG&A expenses
Transformation charges in cost of sales and SG&A	(42)	14	(28)	(0.04)	—	—	—	—
Hurricane losses	(2)	1	(1)	—	—	—	—	—
Accelerated depreciation and amortization	(11)	4	(7)	(0.01)	(7)	2	(5)	(0.01)
Change in vacation policy	14	(5)	9	0.01	—	—	—	—
Bakery curtailment gain	—	—	—	—	10	(4)	6	0.01

Impact of significant items on income from continuing operations before income taxes:	(99)	34	(65)	(0.09)	13	(5)	8	0.01

Significant tax matters affecting comparability
Dutch tax rate change	—	—	—	—	—	24	24	0.03

Impact of significant items on income from continuing operations:	(99)	34	(65)	(0.09)	13	19	32	0.04

Significant items impacting discontinued operations
European Branded Apparel impairment	—	2	2	—	—	—	—	—
U.K. Branded Apparel impairment	(1)	—	(1)	—	—	—	—	—
Charges for exit activities and Transformation expenses	(3)	2	(1)	—	—	—	—
Tax benefit on Direct Selling transaction	—	50	50	0.07	—	—	—	—
Gain on sales of Direct Selling business and U.S. Retail Coffee business	318	(103)	215	0.28	—	—	—	—

Impact of significant items on net income	$215	$(15)	$200	$0.26	$13	$19	$32	$0.04

Notes:

(1)	EPS amounts are rounded to the nearest $0.01 and may not add to the total.

Impact of Significant Items on Income From Continuing Operations and Net Income

Amounts in millions

	26 Weeks Ended December 31, 2005				26 Weeks Ended January 1, 2005
In millions, except per share data	Pretax Impact	Tax	Net Income	Diluted EPS Impact (1)	Pretax Impact	Tax	Net Income	Diluted EPS Impact (1)
Income from continuing operations	$549	$(111)	$438	$0.56	$781	$(128)	$653	$0.82

Net income			$505	$0.65			$678	$0.85

Significant items affecting comparability of income from continuing operations and net income:
(Charges for) income from exit activities and business dispositions
(Charges for) income from exit activities	$(71)	$24	$(47)	$(0.06)	$4	$(2)	$2	$—
(Charges for) income from business disposition activities	14	(5)	9	0.01	12	(2)	10	0.01

Subtotal	(57)	19	(38)	(0.05)	16	(4)	12	0.02

(Charges) income to cost of sales and SG&A expenses
Transformation charges in cost of sales and SG&A	(68)	23	(45)	(0.06)	—	—	—	—
Hurricane losses	(5)	2	(3)	—	—	—	—	—
Accelerated depreciation and amortization	(21)	8	(13)	(0.02)	(25)	7	(18)	(0.02)
Change in vacation policy	14	(5)	9	0.01	—	—	—	—
Bakery curtailment gain	—	—	—	—	26	(10)	16	0.02

Impact of significant items on income from continuing operations before income taxes:	(137)	47	(90)	(0.12)	17	(7)	10	0.01

Significant tax matters affecting comparability
Dutch tax rate change	—	—	—	—	—	24	24	0.03

Impact of significant items on income from continuing operations:	(137)	47	(90)	(0.12)	17	17	34	0.04

Significant items impacting discontinued operations
European Branded Apparel impairment	(179)	49	(130)	(0.17)	—	—	—	—
U.S. Retail Coffee impairment	(44)	5	(39)	(0.05)	—	—	—	—
U.K. Branded Apparel impairment	(1)	—	(1)	—	—	—	—	—
Charges for exit activities and transformation expenses	(4)	2	(2)	—	—	—	—	—
Tax benefit on Direct Selling transaction	—	50	50	0.07	—	—	—	—
Gain on sales of Direct Selling business and U.S. Retail Coffee business	318	(103)	215	0.28	—	—	—	—

Impact of significant items on net income	$(47)	$50	$3	$—	$17	$17	$34	$0.04

Notes:

(1)	EPS amounts are rounded to the nearest $0.01 and may not add to the total.